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                             Prudential Value Fund
                       Supplement Dated December 5, 2000
                      Prospectus Dated September 18, 2000

   On November 28, 2000, the Board of Trustees of the Prudential Value Fund (the Fund) approved the proposal summarized below. The proposal will be submitted for approval by shareholders of the Fund at a Special Meeting of Shareholders scheduled to be held on January 31, 2001.

   The following information supplements information contained in the Prospectus of the Fund on page 12:

'How the Fund is Managed--Investment Adviser'--Page 12

   Jennison Associates LLC (Jennison) is currently the Fund's investment adviser. If approved by shareholders, Deutsche Asset Management Inc. (Deutsche) and Key Asset Management Inc. (Key) would be added as investment subadvisers to the Fund, each with respect to approximately 25% of the Fund's assets. Jennison would continue to serve as the Fund's investment adviser with respect to the remaining assets (approximately 50%) of the Fund. Its contract also will be submitted for approval by shareholders at the upcoming meeting. There would be no change in the Fund's management fee as a result of the appointment of Deutsche and Key as additional subadvisers.

   Deutsche is a registered investment adviser and is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2000, Deutsche's total assets under management exceeded $17 billion. Deutsche's address is 280 Park Avenue, New York, New York 10017.

   Key is a registered investment adviser. Key is a wholly-owned subsidiary of KeyCorp, Inc. As of September 30, 2000, Key's total assets under management exceeded $32 billion. Key's address is 127 Public Square, Cleveland, Ohio 44114. MF131C1